                                                               EXHIBIT 10.54(b)

                           ========================

                            ASSIGNMENT OF MORTGAGE

                                      by

                   TORONTO DOMINION (TEXAS), INC., as Agent

                                      to

              COMMERZBANK AG, NEW YORK BRANCH, as Successor Agent

                           Dated as of July 31, 1998

===============================================================================

                        This Instrument was prepared by,
                     and after recording, this Instrument
                             should be returned to:

                             ASSIGNMENT OF MORTGAGE

         ASSIGNMENT OF MORTGAGE dated as of July 31, 1998 made by TORONTO DOMINION (TEXAS), INC. (formerly known as The Toronto-Dominion Bank Trust Company), a Delaware corporation having an address at 31 West 52nd Street, New York, New York 10019, as agent ("Assignor") to COMMERZBANK AG, NEW YORK BRANCH, a New York State Licensed Branch of a bank organized under the laws of Germany having an address at Two World Financial Center, New York, New York 10281-1050, as successor agent ("Assignee").

                             W I T N E S S E T H :

         WHEREAS, General Electric Capital Corporation ("GECC") was originally the mortgagee under that certain Mortgage dated as of February 4, 1992 made by Camden Cogen L.P. ("Mortgagor") to GECC and recorded in the offices of the Register of Deeds of Camden County, New Jersey on February 4, 1992 in Mortgage Book 3742, page 1 as amended by the First Amendment to Mortgage by and between Mortgagor and GECC dated as of April 19, 1993 and recorded in the offices of the Register of Deeds of Camden County, New Jersey on April 20, 1993 in Mortgage Book 3964, page 668 and as assigned by GECC to Assignor pursuant to the Assignment of Mortgage dated as of December 22, 1993 and recorded in the offices of the Register of Deeds of Camden County in Assignment Book 741, page 901 (collectively, the "Mortgage") encumbering the real property more particularly described on Exhibit A; and

         WHEREAS, pursuant to the Second Successor Agency Agreement dated as of July 31, 1998 among Assignee, Assignor, The Bank of Tokyo-Mitsubishi Trust Company, GECC, Mortgagor and various other parties (the "Second Successor Agency Agreement"), Assignee has been appointed as successor agent to Assignor and has succeeded to all of Assignor's right, title and interest as agent;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Assignor hereby assigns to Assignee, without recourse or representation (except as is provided for in the Second Successor Agency Agreement and the Assignment and Acceptance Agreement dated as of July 31, 1998 among The Toronto-Dominion Bank, Commerzbank AG, Atlanta Agency and The Bank of Tokyo-Mitsubishi Trust Company), and Assignee takes and accepts, all of Assignor's right, title and interest as "Mortgagee" under the Mortgage, together with all instruments and other documents evidencing the "Indebtedness," as defined in the Mortgage.

         Each of the parties to this Assignment of Mortgage agrees that at any time and from time to time upon the written request of any other party it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment of Mortgage.

         IN WITNESS WHEREOF, Assignor has caused this instrument to be executed in its name and on its behalf by its duly authorized officer as of the day and year first written above.

                                            ASSIGNOR:

                                            TORONTO DOMINION (TEXAS),
                                                 INC., as agent

                                            By: /s/ JANO MOTT
                                               -----------------------------
                                                Name: JANO MOTT
                                                Title: VICE PRESIDENT

                                            ASSIGNEE:

                                            COMMERZBANK AG, NEW YORK
                                                BRANCH, as successor
                                                agent

                                            By: /s/ ANDREW JACOBYANSKY
                                               -----------------------------
                                                Name: Andrew Jacobyansky
                                                Title: Vice President

                                            By: /s/ ANDREW KJOLLER
                                               -----------------------------
                                                Name: Andrew Kjoller
                                                Title: Assistant Treasurer

STATE OF TEXAS      )
                    : ss.:
COUNTY OF HARRIS    )

         BE IT REMEMBERED, that on this 9th day of July, 1998, in the County and State aforesaid, before me, the subscriber, a Notary Public of the state of Texas authorized to take acknowledgments and proofs in said State, personally appeared JANO MOTT who, I am satisfied, is the person who signed the within instrument as VICE PRESIDENT of TORONTO DOMINION (TEXAS), INC., as agent, the corporation named therein, and he thereupon acknowledged that the within instrument signed by the corporation was signed and delivered by him as such officer and is the voluntary act and deed of the corporation, made by virtue of authority from its Board of Directors.

                                       Signature /s/ STEPHANIE SLOAN
                                                --------------------------------
=====================================  Printed   STEPHANIE SLOAN
            STEPHANIE SLOAN                   ----------------------------------
[SEAL]    MY COMMISSION EXPIRES                        Notary Public
             APRIL 12, 2002
=====================================  My commission expires:   4-12-2002
                                                             -------------------

STATE OF NEW YORK   )
                    : ss.:
COUNTY OF NEW YORK  )


         BE IT REMEMBERED, that on this 30th day of July, 1998, in the County and State aforesaid, before me, the subscriber, a Notary Public of the state of New York authorized to take acknowledgments and proofs in said State, personally appeared Andrew Jacobyansky and Andrew Kjoller, who, I am satisfied, is the persons who signed the within instrument as Vice President and Assistant Treasurer of COMMERZBANK AG, NEW YORK BRANCH, as successor agent, the corporation named therein, and he thereupon acknowledged that the within instrument signed by the corporation was signed and delivered by him as such officer and is the voluntary act and deed of the corporation, made by virtue of authority from its Board of Directors.


                                       Signature /s/ RENEE PECOT-XENAKIS
                                                --------------------------------
                                       Printed
                                              ----------------------------------
                                                       Notary Public

                                       My commission expires:
                                                             -------------------




                                                     RENEE PECOT-XENAKIS
                                               NOTARY PUBLIC, STATE OF NEW YORK
                                                        NO. 41-4978638
                                                  QUALIFIED IN QUEENS COUNTY
                                              COMMISSION EXPIRES MARCH 11, 1999

                                                                      EXHIBIT A


                           REAL PROPERTY DESCRIPTION

         ALL THAT CERTAIN land or premises situate, lying and being in the City of Camden, County of Camden and State of New Jersey, the legal description being more particularly bounded and described as follows:

         BEGINNING at a point in the Southeasterly corner of Broadway (66 feet wide) and Chelton Avenue (50 feet wide); thence

         (1) South 88 degrees 33 minutes 00 seconds East along the
Southerly line of Chelton Avenue, a distance of 450 feet to the Westerly line of Sixth Street (50 feet wide); thence

         (2) South 01 degrees 20 minutes 45 seconds West along the Westerly line of Sixth Street, a distance of 400 feet to a point; thence

         (3) North 88 degrees 33 minutes 00 seconds West, a distance of 210 feet to a point in the center line of Fillmore Street (now vacated); thence

         (4) North 01 degrees 20 minutes 45 seconds East and along the center line of Fillmore Street (now vacated) 20 feet to a point; thence

         (5) North 88 degrees 33 minutes 00 seconds West, a distance of 115 feet to a point in the center line of Hedley Street (now vacated); thence

         (6) North 01 degrees 20 minutes 45 seconds East along the center line of Hedley Street (now vacated), a distance of 20 feet to a point; thence

         (7) North 88 degrees 33 minutes 00 seconds West, a distance of 125 feet to a point in the Easterly line of Broadway; thence

         (8) North 01 degrees 20 minutes 45 seconds East along the Easterly line of Broadway, a distance of 300 feet to the point and place of beginning.

         BEING Lot 1, Block 506, Tax Map.

                            RECORDED-CAMDEN COUNTY

                               98 AUG 24 PM 2:25

                                /s/ JAMES BEACH
                                          CLERK